EXHIBIT 99.3

# Grant Park Fund

## Class A, B and Global 3 Units

Monthly Performance Report • April 2012



Consider your alternatives. **Invest smarter.**®

GRANT PARK FUND®

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
626 W. Jackson, Suite 600
Chicago, IL 60661

## Market Commentary: April 2012

**Currencies:** The euro weakened against major currencies over renewed debt default concerns for smaller Eurozone nations. The Japanese yen strengthened sharply following the Bank of Japan's decisions to keep interest rates unchanged and to employ new stimulus initiatives, which speculators viewed as harbingers for an improved Japanese economy.

**Energy:** Natural gas prices rallied in excess of 7% in April due to news U.S. producers were considering slowing production because of record-high domestic inventories. Crude oil prices moved modestly higher, supported by better-than-expected manufacturing data from Europe and China.

**Equities:** European equity markets experienced declines due to a weaker economic outlook for Europe stemming from the downgrading of Spanish debt. Japanese equity markets predominantly fell as a strong yen weighed on the nation's export industries. U.S. equity prices finished mixed as bearish economic data was offset by strong first-quarter earnings reports from key U.S. firms.

**Fixed Income:** German bund markets moved strongly higher as investors sought safer investments amidst ongoing turmoil in the sovereign debt markets of several smaller European nations. The U.S. Treasury markets also rallied, supported by weak economic indicators in the U.S. and data showing slowing Chinese economic growth.

**Grains/Foods:** Soybean markets rallied sharply following continued supply concerns which stemmed from production disruptions in South America. Conversely, wheat prices declined because of favorable weather conditions in the Midwest, which supported supply forecasts.

**Metals:** Base metals market were generally flat as the bearish impact of slowing Chinese economic growth was offset by the bullish influence of weaker-than-expected U.S. jobless claims data. Gold markets fell slightly, unable to overcome early-month losses stemming from U.S. dollar strength.

### A Units (Closed to New Investment)

| 2000 | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 |
|---|---|---|---|---|---|---|---|
| 11.0% | 7.0% | 15.3% | 20.0% | -7.6% | -3.4% | 9.1% | 12.6% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2008 | 2.5% | 9.7% | -0.6% | -0.1% | 2.1% | 3.1% | -5.1% | -2.4% | 1.3% | 4.8% | 2.8% | 1.1% | 19.9% |
| 2009 | -0.9% | -0.8% | -3.3% | -1.7% | 1.6% | -3.4% | -1.3% | 1.1% | 1.2% | -2.6% | 4.2% | -3.6% | -9.2% |
| 2010 | -8.0% | 0.6% | 4.1% | 1.8% | -3.8% | -0.2% | -1.7% | 2.8% | 3.2% | 4.3% | -2.6% | 4.6% | 4.5% |
| 2011 | -0.5% | 2.3% | -2.5% | 3.8% | -6.9% | -3.8% | 3.0% | -1.8% | -1.6% | -4.5% | -0.6% | 0.0% | -13.0% |
| 2012 | 0.0% | 0.8% | -2.2% | 0.0% | | | | | | | | | -1.4% |

### B Units (Closed to New Investment)

| 2003 | 2004 | 2005 | 2006 | 2007 |
|---|---|---|---|---|
| 7.7% | -8.4% | -4.3% | 8.3% | 11.8% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2008 | 2.4% | 9.6% | -0.7% | -0.2% | 2.0% | 3.0% | -5.1% | -2.5% | 1.2% | 4.7% | 2.7% | 1.0% | 18.9% |
| 2009 | -1.0% | -0.9% | -3.3% | -1.8% | 1.6% | -3.5% | -1.3% | 1.1% | 1.1% | -2.6% | 4.2% | -3.6% | -9.9% |
| 2010 | -8.0% | 0.6% | 4.0% | 1.7% | -3.9% | -0.3% | -1.7% | 2.7% | 3.2% | 4.3% | -2.6% | 4.5% | 3.8% |
| 2011 | -0.6% | 2.2% | -2.5% | 3.7% | -7.0% | -3.8% | 3.0% | -1.9% | -1.7% | -4.6% | -0.6% | -0.1% | -13.5% |
| 2012 | -0.1% | 0.7% | -2.3% | -0.1% | | | | | | | | | -1.6% |

### Global 3 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -0.4% | 1.8% | -3.5% | -1.4% | 0.9% | 1.0% | -3.4% | 3.5% | -4.4% | -6.0% |
| 2010 | -8.0% | 0.5% | 3.4% | 1.3% | -2.4% | 0.1% | -2.7% | 2.5% | 1.8% | 3.5% | -2.3% | 3.4% | 0.7% |
| 2011 | -0.9% | 1.8% | -2.0% | 2.8% | -6.7% | -3.5% | 2.9% | -1.4% | -1.5% | -4.2% | -0.6% | -0.1% | -13.0% |
| 2012 | 0.2% | 0.8% | -2.1% | 0.1% | | | | | | | | | -1.0% |

## A and B Units

### Trading Performance by Sector


4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
April
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 21% | 11% | 21% | 30% | 12% | 5% |

### Sector Positions at Month-End


05/11
06/11
07/11
08/11
09/11
10/11
11/11
12/11
01/12
02/12
03/12
04/12
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Currencies
Energy
Equity Indices
Fixed Income
Grains/Foods
Metals
L - Long Positions
S - Short Positions

## Global Units

### Trading Performance by Sector


4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
April
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 22% | 11% | 21% | 30% | 11% | 5% |

### Sector Positions at Month-End


05/11
06/11
07/11
08/11
09/11
10/11
11/11
12/11
01/12
02/12
03/12
04/12
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Currencies
Energy
Equity Indices
Fixed Income
Grains/Foods
Metals
L - Long Positions
S - Short Positions

## Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

## Grant Park Fund At-A-Glance

| Product | Global Units | A and B Units |
|---|---|---|
| Class | 3 | Closed to New Investment |
| Account Type | Commission-based | |
| Minimum Investment | $5,000 | |
| Retirement Account | $1,000 | |
| Trading Strategy | Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes. | |
| Breakeven Level | 7.70% | |
| Redemptions | Monthly after 90 days | |
| Penalty | 1.5% on a declining scale<br>0.5% per quarter | |
| Sectors Traded | 6 | |
| Eligibility | Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | |

## Statistics

| Statistics Since Inception - Class A Units[1]<br>January 1989 - April 2012 | |
|---|---|
| Total Fund Assets (A,B, Legacy, Global) | $734M |
| 12-Month Return | -16.7% |
| Average 12-Month Return | 17.4% |
| 36-Month Cumulative Return | -13.0% |
| 60-Month Cumulative Return | 12.7% |
| Compounded Annualized ROR | 12.8% |
| 3-Year Compounded Annualized ROR | -4.5% |
| 5-Year Compounded Annualized ROR | 2.4% |
| 10-Year Compounded Annualized ROR | 4.8% |
| Worst Drawdown (5/89 - 10/89) | -38.9% |
| Worst Drawdown Last 5 Years (01/09 - 04/12) | -18.7% |
| Average 1-month Gain | 6.5% |
| Average 1-month Loss | -4.3% |
| # of Winning Months | 145 |
| # of Losing Months | 135 |

| Correlation Analysis:<br>Class A Units[1] and S&P Total Return Index[2]<br>April 2002 - March 2012 | |
|---|---|
| Moved in Opposite Directions | 46%<br>55 of 120 months |
| Positive Results for Both | 33%<br>40 of 120 months |
| Negative Results for Both | 21%<br>25 of 120 months |

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

## Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

**Average 12-Month Return**: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

**Compounded Annualized Rate of Return (ROR)**: This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

**Correlation**: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

**Drawdown**: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

**Net Asset Value per Unit**: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.